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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): July 26, 1995
                                                          -------------


                        AMERICAN MAIZE-PRODUCTS COMPANY
        ---------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



       Maine                     1-6244             13-0432720
       ---------------          -----------         ------------------
       (State or other          (Commission         (IRS Employer
       jurisdiction of          File No.)           Identification No.)
       incorporation)



            250 Harbor Drive, Stamford, Connecticut           06902
         ------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code:  (203) 356-9000
                                                           --------------



                                     None
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events
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     American Maize-Products Company (the "Company") hereby incorporates by reference the description of the proposed transaction between the Company, Eridania Beghin-Say, S.A. ("Eridania") and Cerestar USA II, Inc., a Delaware corporation and wholly-owned subsidiary of Eridania ("Cerestar"), which is described in (1) the Agreement and Plan of Merger among the Company, Eridania and Cerestar dated as of July 26, 1995 (such agreement being Exhibit 2.1 attached hereto) and (2) the press release of the Company dated July 26, 1995 announcing the proposed transaction and certain related transactions among Eridania and certain stockholders of the Company (such press release being Exhibit 99.1 attached hereto).


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (c)  Exhibits.
          --------


          2.1 Agreement and Plan of Merger among American Maize-Products Company, Eridania Beghin-Say, S.A. and Cerestar USA II, Inc., dated as of July 26, 1995.

          99.1 Press release of the Company, dated July 26, 1995.

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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AMERICAN MAIZE-PRODUCTS COMPANY



                                           By /s/ EDWARD P. NORRIS
                                              ---------------------------------
                                              Name:   Edward P. Norris
                                              Title:  Vice President and
                                                      Chief Financial Officer


Date:  July 28, 1995

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                                 EXHIBIT INDEX
                                 -------------


Number        Subject Matter
- ------        --------------


2.1 Agreement and Plan of Merger among American Maize-Products Company, Eridania Beghin-Say, S.A. and Cerestar USA II, Inc., dated as of July 26, 1995.

99.1          Press release of the Company, dated July 26, 1995.

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